SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): MAY 21, 1999



                           PRIDE INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)



        LOUISIANA                    1-13289                  76-0069030
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification No.)



        5847 SAN FELIPE, SUITE 3300
              HOUSTON, TEXAS                           77057
 (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:  (713) 789-1400
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ITEM 5.     OTHER EVENTS.

            On May 21, 1999, Pride International, Inc. (the "Company") entered into an Underwriting Agreement dated May 21, 1999 (the "Underwriting Agreement") with Salomon Smith Barney Inc. and Donaldson, Lufkin & Jenrette Securities Corporation relating to the offering by the Company of $200,000,000 aggregate principal amount of 10% Senior Notes due 2009 (the "Notes") under its Registration Statement on Form S-3 (Registration No. 333-44925). The Notes will be issued under an Indenture, dated as of May 1, 1997 (the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as amended and supplemented by the Second Supplemental Indenture thereto between the Company and the Trustee (the "Supplemental Indenture"). Each of (i) the Underwriting Agreement, (ii) the Indenture, (iii) the form of Supplemental Indenture and (v) the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee on Form T-1 is being filed or incorporated by reference as an exhibit to this report.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS.

      1.1   --    Underwriting Agreement dated May 21, 1999 between the Company and Salomon Smith Barney Inc. and Donaldson, Lufkin & Jenrette
                  Securities Corporation

      4.1   --    Indenture, dated as of May 1, 1997, between the Company and the Trustee (incorporated by reference to Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended
                  March 31, 1997, File Nos. 0-16961 and 1-13289)

      4.2   --    Form of Second Supplemental Indenture between the Company and the Trustee, including the form of Note

      25.1  --    Statement of Eligibility and Qualification under the Trust
                  Indenture Act of 1939 of The Chase Manhattan Bank on Form T-1

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
                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PRIDE INTERNATIONAL, INC.



                                   By:/s/ROBERT W. RANDALL
                                         Robert W. Randall
                                         Vice President and General Counsel

Date: May 25, 1999

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